SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 9, 2004

                                 OSTEOTECH, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                  0-19278                   13-3357370
(State or other jurisdiction      (Commission           (IRS Identification No.)
      of incorporation)           file Number)

                    51 James Way, Eatontown, New Jersey 07724
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (732) 542-2800


--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

|_| Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events

Osteotech, Inc. announced today that its Board of Directors has appointed Messrs. Thomas M. Patton and Robert J. Palmisano to its Board of Directors. Mr. Patton will join the Board of Directors on December 1, 2004 while Mr. Palmisano will join the Board on March 1, 2005.

Mr. Patton, who has a B.A. in economics and accounting from the College of the Holy Cross and a Juris Doctor Degree from Georgetown University Law Center, is currently the co-founder, President and Chief Executive Officer of QDX, Inc., a blood diagnostics development stage technology company. He also is a principal with Vista Advisors, LLC, and previously has served as President and Chief Executive Officer of Novametrix Medical Systems, Inc. and of Wright Medical Technology, Inc. Prior to joining Wright Medical, he was in the practice of law at a Washington, D.C. law firm. Mr. Patton is also currently a member of the board of directors of Genova Diagnostics, a privately held specialty diagnostics laboratory and of OrthoRX, a privately held orthopedics soft goods service provider.

Mr. Palmisano, who has a B.A. in political science from Providence College and an M.B.A. from Rutgers University, with more than 35 years of business experience, is currently President and Chief Executive Officer of Intralase Corporation, an eye care technology company. He previously has served as President and Chief Executive Officer of Macrochem Corporation and Summit Autonomous, Inc. and has held various positions of increasing responsibility with Bausch & Lomb, Inc., International Playtex, Inc., Dunkin' Donuts and Mobil Oil Corporation. Mr. Palmisano also serves as a member of the board of directors of Songbird Hearing, Inc., a privately held developer and manufacturer of disposable hearing aids.

Osteotech, Inc., headquartered in Eatontown, New Jersey, is a leading provider of human bone and bone connective tissue for transplantation and an innovator in the development and marketing of biomaterial and implant products for musculoskeletal surgery. For further information regarding Osteotech or this press release, please go to Osteotech's website homepage at www.osteotech.com and to Osteotech's Financial Information Request Form website page at www.osteotech.com/finrequest.htm.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2004


                                                    OSTEOTECH, INC.
                                         -------------------------------------
                                                     (Registrant)


                                         By: /s/ MICHAEL J. JEFFRIES
                                             ---------------------------------
                                             Michael J. Jeffries
                                             Executive Vice President,
                                             Chief Financial Officer
                                             (Principal Financial Officer
                                             and Principal Accounting Officer)